UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 29, 2010

NUGEN HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-52865	26-1946130
(Commission File Number)	(IRS Employer Identification No.)

44645 Guilford Drive, Suite 201, Ashburn, Virginia 20147
 (Address of Principal Executive Offices, Zip Code)

(703) 858-0036
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed as Amendment No. 2 to our Current Report on Form 8-K, dated January 29, 2010 and filed with the SEC on February 4, 2010, as amended by our Current Report on Form 8-K/A filed with the SEC on February 9, 2010 (collectively, “Original Current Report”), for the purpose of re-filing Exhibit 10.5 in its entirety in response to discussions with the SEC on March 22, 2011. In addition, this Form 8-K/A amends the Original Current Report to include complete copies of Exhibit 10.6 which is incorporated by reference to Exhibit 10.6 of our Registration Statement of Form S-1 filed with the SEC on March 17, 2011, and Exhibits 10.7 and 10.8, which are incorporated by reference to our Annual Report on Form 10-K filed with the SEC on January 13, 2011. Except for the above, the Original Current Report has not been amended.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.5	Technical Assistance Agreement, dated June 9, 2009, between NuGen Mobility Inc. and Mahindra & Mahindra Ltd.*
10.6
Technical Support Agreement, dated as of September 23, 2009, between NuGen Mobility, Inc. and Tube Investments of India Limited: Division BSA Motors & TI Cycles of India  (incorporated by reference to Exhibit 10.6 of our Registration Statement of Form S-1 filed with the SEC on March 17, 2011)

10.7
Master License Agreement, dated December 17, 2005 between New Generation Motors Corporation and Bajaj Auto, Ltd. (incorporated by reference to Exhibit 10.7 of our Annual Report on Form 10-K filed with the SEC on January 13, 2011)

10.8	SBIR Contract with the US Department of Defense (incorporated by reference to Exhibit 10.8 of our Annual Report on Form 10-K filed with the SEC on January 13, 2011)

* Confidential treatment has been requested with respect to certain portions of this Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NuGen Holdings, Inc..

April 14, 2011	/s/ Eric Takamura
Name: Eric Takamura
Title: Chairman, Chief Executive Officer and President